UBS Series Funds

December 28, 2022

Supplement to the Prospectus dated August 29, 2022, as supplemented.

Includes:

•	UBS RMA Government Money Market Fund

Dear Investor,

The purpose of this supplement is to update certain information contained in the prospectus for UBS RMA Government Money Market Fund regarding an extension of the voluntary fee waiver through January 31, 2023. This disclosure change will become effective January 1, 2023 (“Effective Date”).

The prospectus is hereby supplemented as shown below.

On the Effective Date, the section captioned “Management” and sub-captioned “Advisory and administration fees” beginning on page 19 of the prospectus is revised by replacing the first sentence of the fourth paragraph of that section with the following:

UBS AM will voluntarily waive 0.06% of its master fund level fee in order to voluntarily reduce UBS RMA Government Money Market Fund’s expenses by 0.06% until January 31, 2023.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

ZS-1206